UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2018

Item 1. Reports to Stockholders.

Annual Report 8/31/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Emerging Markets Innovators Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging
			Markets Mid Cap Index
1-Year	-2.52%	-8.13%	-0.95%
Since Inception (6/30/14)	0.98	-0.44	1.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -2.52%, underperforming its benchmark, the MSCI Emerging Markets Mid Cap Index (the “Index”), which returned -0.95%.

The Fund’s largest sector overweights at period end were: consumer (discretionary and staples), health care and information technology. These sectors combined amount to roughly 69% of the Fund’s assets at the end of the reporting period. We continue to believe that these sectors represent the highest concentration of innovation within the small-and mid-cap universe in the emerging markets (EM). The Fund’s biggest underweights were in materials, industrials, utilities and real estate. Except for very unique circumstances, we believe these sectors are less attractive to investors in small-and mid-cap EM companies. This is because many of the dominant businesses in these sectors benefit from cost or borrowing advantages arising from size. For example, many of the winning industrials companies have production cost advantages arising from economies of scale. Utilities are a low growth area, often filled with state-run enterprises or companies that benefit substantially from state intervention. This makes them less attractive from a growth perspective.

During the reporting period, the Fund’s underperformance versus the Index stemmed largely from stock selection in the consumer discretionary, information technology, and

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

materials sectors. Outperformers for the Fund included stock selection in health care and consumer staples, and an underweight position in utilities. The Fund had an average of over 6% cash during the reporting period, which benefited performance. While we typically maintain a cash allocation between 3%-6% under normal conditions, we increased our cash position amid increased volatility, which proved beneficial.

At period end, the Fund’s highest country allocations were to China and Hong Kong, Taiwan, India, South Korea, and South Africa. Since inception, the Fund has favored Asia versus Latin America or Africa. We believe that Asian markets have more innovative businesses to own within the high-profit sectors (Healthcare, Technology and Consumer) that the Fund targets. During the reporting period, China and Taiwan were the Fund’s largest underperformers versus the Index. Stock selection detracted from performance in both countries as did the Fund’s overweight position in China. Stock selection in South Korea, India, and Mexico contributed positively to performance versus the Index this reporting period.

MARKET OVERVIEW

After a year of extraordinary outperformance in 2017, EM equities have been broadly challenged in 2018. This year has brought heightened anxiety about a trade war, concerns about the outcome of pivotal elections and other geopolitical issues, and a shifting monetary policy landscape. While most countries and currencies have differing contexts, one of the common elements impacting EM this year is the ebbing of global liquidity as quantitative easing begins to unwind. Many years of abundant global liquidity created reasonably narrow credit spreads and low volatility, with capital looking, often indiscriminately, for yield in a yield-deprived world. The reversal in the U.S. is ongoing and partly explains the U.S. dollar appreciation against most major currencies year-to-date in 2018. Unsurprisingly, countries with structural funding problems, i.e., current account deficits, have seen the steepest currency declines, including the Argentine peso, Turkish lira, and Brazilian real. It is important to note that unlike the EM bond world, almost 60% of the EM equity benchmark (MSCI Emerging Markets Index) is comprised of capital exporters with limited external debt, including China, South Korea and Taiwan. We believe that these structural surplus countries should be more resilient.

FUND REVIEW

Top contributors to performance during this reporting period included Celltrion, Inc., Biocon, Limited, and TCI Co. Ltd.

Celltrion is a South Korean biosimilar drug maker. It was among the first companies to get European or U.S. FDA approvals for its versions of blockbuster biologic drugs. It has two biosimilar drugs approved in Europe: a copy of Remicade to treat autoimmune diseases, and a copy of Rituxan to treat Non-Hodgkin’s Lymphoma. Its Remicade

4 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

biosimilar is approved in the U.S. By 2019, Celltrion is expected to have received approvals for biosimilars that replicate drugs earning U.S.$50B per year. The stock price surge that started in the fourth quarter of 2017 continued over the first quarter of 2018 on the back of a recommendation by the Committee for Medicinal Products for Human Use (CHMP) of the European Medicines Agency (the European equivalent of the U.S. FDA) that Celltrion’s biosimilar Herceptin be approved by the European regulators, and the expectation for more drug approvals in the first half of 2018. The stock also benefitted by investor buying ahead of its inclusion in a major Korean index. We originally invested in Celltrion as a small-cap company and have been thrilled to see its stock price go up more than 8x. We are also pleased that it is leading the charge in the biosimilar space, which makes leading edge drug treatment more affordable worldwide—but given its size and the speed of the share price move, we took this opportunity to significantly trim our position during the reporting period.

Biocon is an Indian Biopharma company that makes active pharmaceutical ingredients and generic drugs. In addition to its strong chemical drug portfolios, we believe Biocon has one of the strongest biosimilar drug platforms in the world, with a potential addressable market of roughly U.S. $60 billion globally. We believe biosimilars, which are near-replicas of biological drugs coming off-patent, offer the best chance to increase drug accessibility in the EM world and reduce healthcare costs without compromising treatment quality in the U.S. In the fourth quarter of 2017, Biocon received approval from the FDA for its biosimilar version of Herceptin to treat breast cancer. This was Biocon’s first major biosimilar approval from a Western health regulator and validated its biosimilar capabilities. Its Herceptin biosimilar was subsequently approved in Europe. Additonally, its version of Neulasta to treat chemotherapy-induced neutropenia was approved in June by the FDA.

TCI is an Original Design Manufacturer (ODM) for functional food and drinks based in Taiwan. It designs and manufactures its products, typically with certain health benefits, for its clients under clients’ brands. TCI’s strength lies in its R&D capability in order to provide new products suitable for the end consumers. TCI focuses on China as end market with many of its customers engaging in the direct sales channel. These customers are rapidly growing their sales as they expand the sales channel through social media, especially on WeChat and reaching more end consumers more effectively. TCI is also expanding into the cosmetics industry with its dedicated production site for face masks built in Taiwan. As a result of the exploding sales by its customers in China, TCI is experiencing fast sales growth so far in 2018. Earnings per share has grown 94% in the first half of 2018 as revenue grew 64% and profitability improved meaningfully.

Detractors from performance included KRUK S.A., AAC Technologies Holdings Inc., and Bright Scholar Education Holdings Ltd.

5 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

KRUK is a Polish debt collection company that specializes in amicable settlements. It offers indebted individuals a new payment schedule rather than threatening litigation proceedings. Currently about two-thirds of its cash recoveries come from voluntary repayment. Poland still accounts for the majority of the business, but KRUK is growing in Romania and Italy. The Italian market is four times larger than Poland and Romania combined. KRUK is facing pressure from competition at home and challenges in the Italian market. However, we believe these are short-term and will continue to monitor the environment.

AAC Technologies Holdings is an electronic components company with a leading business in acoustics and haptics for smart devices. AAC sells to all major smartphone makers including Apple, Samsung and Chinese players like Huawei. AAC is the primary speaker box, receiver and haptic supplier for the iPhone 8. AAC has come under pressure as the iPhone 8 release was weaker than expected and as rising competition in Apple’s supplier market heats up. AAC continues to grow its customer base in the Android market, which we believe should help offset sluggish iPhone sales.

Bright Scholar Education operates one of the largest private K-12 schools in China. The private education system in China is likely to be subjected to tighter regulations, as outlined in an updated regulation draft released by the government on August 10. The draft regulation puts restrictions on M&A activity, addresses land provisioning for for-profit and private schools and government control over curriculums, among other points. We believe Bright Scholar is less impacted than its competitors because the majority of the school’s growth has been organic. The final draft of regulations is set to be released in November 2018.

STRATEGY & OUTLOOK

The EM universe has changed. It now provides investors with more choices and allows them to be better positioned for structural growth. This evolution has not been fully captured by the indices, which are market-cap weighted and, therefore, backward looking. We believe the lack of focus on the transformational growth areas within EM provides a great opportunity for active managers to create long-term value.

Designed to be a compliment to the large-cap focused EM funds many investors already hold, the Fund was conceived with the thesis that an increasingly large number of attractive growth opportunities in the EM are found in the mid- and small-cap universe. Often these companies are overlooked by investors who have primarily focused on large-cap EM stocks, which dominate the index funds, and ETFs.

We use innovation as a mental model to help identify the companies creating differentiated businesses with long-term durable competitive advantages. “Innovation” in our context can be a product, brand, business model or strategic differentiation that creates an entirely new market (this is what we call

6 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

transformational innovation) or allows for rapid market-share gains within an existing market.

Our focus on investing in innovation naturally leads us to overweights in high-profit sectors like health care, information technology and consumer. We believe that many innovative opportunities are missed by investors who choose to access EM strictly via U.S., Japanese or Western European companies that sell into the EM. While these investments will capture some of the upswing in EM consumption, they will entirely miss the upside available to investors who are able to successfully identify the talented entrepreneurs who exist in these nations. In essence, they are only reaping a small portion of the benefits of the long-term EM growth story.

Despite some of the macro turbulence of the last year, things are generally better than they have ever been for a large swath of the roughly 6 billion people who live in most of the emerging and frontier markets. Affluence is broadly higher, literacy levels are at an all-time high, and corporate governance standards and practices are improving. All this feeds innovation and boosts aspirations, while providing a backdrop for businesses seeking to move up the value-chain toward more complex, high-margin products and services.

Heidi Heikenfeld, CFA Portfolio Manager

Justin Leverenz, CFA Portfolio Manager

7 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

China	20.2%
Taiwan	16.0
India	13.0
South Korea	11.6
United States	8.4
South Africa	5.5
Brazil	4.5
Mexico	3.0
Malaysia	2.5
Thailand	2.0

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2018, and are based on total market value of investments.

TOP TEN COMMON STOCK HOLDINGS

Medy-Tox, Inc.	2.5%
Biocon Ltd.	2.5
ASMedia Technology, Inc.	2.0
My EG Services Bhd	1.9
Baozun, Inc., Sponsored ADR	1.9
TCI Co. Ltd.	1.8
Cosmax, Inc.	1.8
Globant SA	1.8
Capitec Bank Holdings Ltd.	1.7
eMemory Technology, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

8 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/18

	Inception Date	1-Year	Since Inception
Class A (EMIAX)	6/30/14	-2.52%	0.98%
Class C (EMVCX)	6/30/14	-3.17	0.23
Class I (EMVIX)	6/30/14	-2.06	1.47
Class R (EMIRX)	6/30/14	-2.77	0.72
Class Y (EMIYX)	6/30/14	-2.23	1.25

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/18
	Inception Date	1-Year	Since Inception
Class A (EMIAX)	6/30/14	-8.13%	-0.44%
Class C (EMVCX)	6/30/14	-4.14	0.23
Class I (EMVIX)	6/30/14	-2.06	1.47
Class R (EMIRX)	6/30/14	-2.77	0.72
Class Y (EMIYX)	6/30/14	-2.23	1.25

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Mid Cap Index, which is designed to measure performance of mid-capitalization, global emerging market equities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on August 31, 2018, and are

9 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Actual	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During 6 Months Ended August 31, 2018
Class A	$ 1,000.00	$ 867.20	$ 8.04
Class C	1,000.00	864.60	11.64
Class I	1,000.00	869.60	5.91
Class R	1,000.00	866.20	9.32
Class Y	1,000.00	868.90	6.86

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.64	8.68
Class C	1,000.00	1,012.80	12.56
Class I	1,000.00	1,018.90	6.38
Class R	1,000.00	1,015.27	10.06
Class Y	1,000.00	1,017.90	7.40

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.70%
Class C	2.46
Class I	1.25
Class R	1.97
Class Y	1.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS August 31, 2018

	Shares	Value
Common Stocks—92.9%
Consumer Discretionary—24.7%
Auto Components—2.9%
Cub Elecparts, Inc.	586,390	$5,053,282
Hota Industrial Manufacturing Co. Ltd.	1,196,449	4,867,778
Minth Group Ltd.	1,296,000	5,314,326
		15,235,386
Automobiles—0.8%
Brilliance China Automotive Holdings Ltd.	2,726,000	4,325,689
Diversified Consumer Services—5.5%
Bright Scholar Education Holdings Ltd., ADR[1]	268,660	3,234,667
China Maple Leaf Educational Systems Ltd.	12,514,000	6,847,871
Curro Holdings Ltd.[1]	692,199	1,507,366
Four Seasons Education Cayman, Inc., ADR	389,100	1,657,566
Fu Shou Yuan International Group Ltd.	8,577,000	7,690,425
New Oriental Education & Technology Group, Inc., Sponsored ADR	35,390	2,781,654
TAL Education Group, ADR[1]	178,770	5,291,592
		29,011,141
Hotels, Restaurants & Leisure—4.4%
Alsea SAB de CV	1,910,361	6,805,416
DP Eurasia NV1,2	574,630	670,915
Huazhu Group Ltd., ADR	230,397	7,930,265
Jollibee Foods Corp.	560,893	3,021,886
Mandarin Oriental International Ltd.	1,831,900	3,865,402
Minor International PCL	1,060,700	1,284,985
		23,578,869
Household Durables—0.9%
Hangzhou Robam Appliances Co. Ltd., Cl. A	355,000	1,141,309

	Shares	Value
Household Durables (Continued)
Nien Made Enterprise Co. Ltd.	211,000	$1,632,861
Symphony Ltd.	125,160	1,927,534
		4,701,704
Internet & Catalog Retail—1.2%
Despegar.com Corp.[1]	142,650	2,405,079
Vipshop Holdings Ltd., ADR[1]	572,430	3,995,561
		6,400,640
Media—0.6%
Smiles Fidelidade SA	251,000	3,198,893
Specialty Retail—5.8%
Ace Hardware Indonesia Tbk PT	77,072,200	7,115,490
Beauty Community PCL	21,151,600	7,298,172
Bermaz Auto Bhd	3,239,332	1,686,823
China Yongda Automobiles Services Holdings Ltd.	2,299,472	2,091,735
JUMBO SA	306,711	4,586,543
Man Wah Holdings Ltd.	3,419,200	2,241,484
Zhongsheng Group Holdings Ltd.	2,571,000	5,634,253
		30,654,500
Textiles, Apparel & Luxury Goods—2.6%
Arvind Ltd.	1,171,597	6,598,688
Eclat Textile Co. Ltd.	143,427	1,741,427
Fila Korea Ltd.	131,937	4,948,452
HOSA International Ltd.	6,382,000	236,216
		13,524,783
Consumer Staples—8.5%
Food & Staples Retailing—3.7%
Clicks Group Ltd.	449,673	6,217,039
Philippine Seven Corp.	335,692	687,789
President Chain Store Corp.	286,000	3,119,045
Raia Drogasil SA	297,800	5,629,766
SPAR Group Ltd. (The)	299,560	4,177,764
		19,831,403

13       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Food Products—0.9%
Kaveri Seed Co. Ltd.[1]	449,400	$4,074,151
Vietnam Dairy Products JSC	122,910	826,936
		4,901,087
Personal Products—3.9%
Cosmax, Inc.	70,291	9,598,196
Karex Bhd	6,124,550	1,016,784
TCI Co. Ltd.	536,401	9,775,921
		20,390,901
Financials—13.3%
Capital Markets—0.4%
Georgia Capital plc[1]	168,034	2,237,569
Commercial Banks—4.5%
Bank of Georgia Group plc	144,556	3,099,365
Capitec Bank Holdings Ltd.	131,186	8,957,014
Commercial International Bank Egypt SAE	870,353	4,279,328
Credicorp Ltd.	4,940	1,077,019
Equity Group Holdings Ltd.	8,665,578	3,830,632
OTP Bank Nyrt	75,601	2,784,145
		24,027,503
Consumer Finance—3.7%
Cholamandalam Investment & Finance Co. Ltd.	238,080	4,957,969
Gentera SAB de CV	6,025,772	6,109,274
KRUK SA	77,503	4,329,500
Shriram Transport Finance Co. Ltd.	219,088	4,126,243
		19,522,986
Diversified Financial Services—1.9%
Chailease Holding Co. Ltd.	2,032,600	6,913,940
Moscow Exchange (The)	2,215,901	3,226,502
		10,140,442
Insurance—1.6%
Discovery Ltd.	690,702	8,230,930
Real Estate Management & Development—1.2%
Emaar Malls PJSC	3,055,445	1,663,672

	Shares	Value
Real Estate Management & Development (Continued)
Oberoi Realty Ltd.	730,280	$4,540,666
		6,204,338
Health Care—15.0%
Biotechnology—10.0%
3SBio, Inc.[2]	2,869,000	5,479,550
Biocon Ltd.	1,529,673	13,464,299
Hugel, Inc.[1]	10,400	4,002,518
Medy-Tox, Inc.	22,381	13,467,002
Seegene, Inc.[1]	222,478	5,125,134
TaiMed Biologics, Inc.[1]	359,000	2,670,319
Taiwan Liposome Co. Ltd.[1]	210,000	713,101
Wuxi Biologics Cayman, Inc.[1,2]	832,500	8,209,777
		53,131,700
Health Care Providers & Services—2.9%
Bumrungrad Hospital PCL	383,800	2,129,522
Fleury SA	559,500	3,530,272
NMC Health plc	107,030	5,451,945
Odontoprev SA	1,359,600	4,372,777
		15,484,516
Life Sciences Tools & Services—1.0%
Syngene International Ltd.[2]	645,225	5,414,229
Pharmaceuticals—1.1%
Caregen Co. Ltd.	55,414	4,171,669
Celltrion, Inc.[1]	5,296	1,284,571
		5,456,240
Industrials—7.0%
Air Freight & Couriers—0.9%
Kerry Logistics Network Ltd.	3,048,000	4,537,178
Commercial Services & Supplies—0.6%
Sunny Friend Environmental Technology Co. Ltd.	445,000	3,330,499
Construction & Engineering—1.2%
Voltas Ltd.	752,673	6,527,864
Electrical Equipment—0.8%
Voltronic Power Technology Corp.	250,000	4,304,986

14       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Industrial Conglomerates—0.2%
John Keells Holdings plc	1,439,862	$1,248,688
Machinery—2.0%
Airtac International Group	469,093	4,504,239
Estun Automation Co. Ltd., Cl. A	1,517,323	2,647,142
Grupo Rotoplas SAB de CV1	2,573,668	3,196,668
		10,348,049
Road & Rail—0.7%
Localiza Rent a Car SA	723,175	3,822,631
Transportation Infrastructure—0.6%
International Container Terminal Services, Inc.	1,666,910	2,919,483
Information Technology—21.5%
Communications Equipment—0.2%
Kingdee International Software Group Co. Ltd.	1,198,300	1,368,325
Electronic Equipment, Instruments, &
Components—3.9%
AAC Technologies Holdings, Inc.	480,500	5,314,987
Largan Precision Co. Ltd.	40,720	6,234,435
Sunny Optical Technology Group Co. Ltd.	593,000	7,547,752
Taiwan Union Technology Corp.	351,000	1,365,386
		20,462,560
Internet Software & Services—3.2%
Baozun, Inc., Sponsored ADR[1]	192,300	10,266,897
Kakao Corp.	59,930	6,724,500
		16,991,397
IT Services—3.0%
Mindtree Ltd.	357,054	5,612,020
My EG Services Bhd	28,426,750	10,306,746
		15,918,766

	Shares	Value
Semiconductors & Semiconductor
Equipment—7.2%
ASMedia Technology, Inc.	596,000	$10,348,030
eMemory Technology, Inc.	840,000	8,635,887
Himax Technologies, Inc., ADR	164,832	1,059,870
Koh Young Technology, Inc.	76,112	7,268,298
LandMark Optoelectronics Corp.	542,000	4,614,067
Silergy Corp.	308,000	6,065,493
		37,991,645
Software—3.3%
Globant SA1	143,470	9,308,334
Linx SA	797,600	3,368,127
NCSoft Corp.	14,027	4,880,075
		17,556,536
Technology Hardware, Storage &
Peripherals—0.7%
Catcher Technology Co. Ltd.	306,000	3,749,782
Materials—2.9%
Chemicals—0.9%
Coromandel International Ltd.	822,143	4,865,519
Construction Materials—2.0%
Dalmia Bharat Ltd.	110,196	4,077,859
Lucky Cement Ltd.	840,045	3,659,678
Shree Cement Ltd.	10,355	2,765,241
		10,502,778
Total Common Stocks (Cost $451,801,190)		492,052,135
Preferred Stock—0.6%
Banco Davivienda SA, Preference (Cost $2,864,748)	268,700	3,131,444

15       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Company—6.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.91%[3,4] (Cost $34,995,262)	34,995,262	$34,995,262
Total Investments, at Value (Cost $489,661,200)	100.1%	530,178,841
Net Other Assets (Liabilities)	(0.1)	(296,498)
Net Assets	100.0%	$529,882,343

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,774,471 or 3.73% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2017	Gross Additions	Gross Reductions	Shares August 31, 2018
Investment Company
Oppenheimer Institutional
Government Money Market Fund, Cl. E	22,905,184	169,125,997	157,035,919	34,995,262

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional
Government Money Market Fund, Cl. E	$34,995,262	$464,998	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
China	$ 107,314,534	20.2%
Taiwan	84,634,855	16.0
India	68,952,282	13.0
South Korea	61,470,415	11.6
United States	44,303,595	8.4
South Africa	29,090,112	5.5
Brazil	23,922,466	4.5

16 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Mexico	$16,111,358	3.0%
Malaysia	13,010,353	2.5
Thailand	10,712,680	2.0
Hong Kong	8,402,581	1.6
United Arab Emirates	7,115,616	1.3
Indonesia	7,115,490	1.3
Philippines	6,629,158	1.3
Georgia	5,336,934	1.0
Greece	4,586,543	0.9
Poland	4,329,500	0.8
Egypt	4,279,328	0.8
Kenya	3,830,633	0.7
Pakistan	3,659,678	0.7
Russia	3,226,503	0.6
Colombia	3,131,445	0.6
Hungary	2,784,145	0.5
Argentina	2,405,079	0.5
Sri Lanka	1,248,688	0.2
Peru	1,077,019	0.2
Vietnam	826,936	0.2
Netherlands	670,915	0.1

Total	$530,178,841	100.0%

See accompanying Notes to Financial Statements.

17 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $454,665,938)	$495,183,579
Affiliated companies (cost $34,995,262)	34,995,262

530,178,841

Cash	302,518

Cash—foreign currencies (cost $1,131,354)	1,104,882

Receivables and other assets:
Dividends	1,089,067
Shares of beneficial interest sold	778,754
Investments sold	9,400
Other	123,214

Total assets	533,586,676

Liabilities
Payables and other liabilities:
Investments purchased	1,682,021
Shares of beneficial interest redeemed	1,598,012
Foreign capital gains tax	235,851
Distribution and service plan fees	30,891
Trustees’ compensation	4,852
Shareholder communications	4,421
Other	148,285

Total liabilities	3,704,333

Net Assets	$529,882,343

Composition of Net Assets
Par value of shares of beneficial interest	$50,776

Additional paid-in capital	513,157,335

Accumulated net investment loss	(1,812,351)

Accumulated net realized loss on investments and foreign currency transactions	(21,758,661)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	40,245,244

Net Assets	$529,882,343

18       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $97,640,626 and 9,403,287 shares of beneficial interest outstanding)	$10.38

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.01

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,155,546 and 3,782,949 shares of beneficial interest outstanding)	$10.09

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $105,736,457 and 10,031,455 shares of beneficial interest outstanding)	$10.54

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,884,366 and 669,006 shares of beneficial interest outstanding)	$10.29

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $281,465,348 and 26,889,178 shares of beneficial interest outstanding)	$10.47

See accompanying Notes to Financial Statements.

19 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT

OF OPERATIONS For the Year Ended August 31, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $629,689)	$6,469,140
Affiliated companies	464,998

Interest	1,300
Total investment income	6,935,438

Expenses
Management fees	5,276,579

Distribution and service plan fees:
Class A	272,166
Class C	393,456
Class R	29,741

Transfer and shareholder servicing agent fees:
Class A	225,627
Class C	79,705
Class I	14,875
Class R	12,090
Class Y	509,933

Shareholder communications:
Class A	5,286
Class C	2,815
Class I	1,536
Class R	1,094
Class Y	10,421

Custodian fees and expenses	260,684

Borrowing fees	13,541

Trustees’ compensation	6,266

Other	211,539

Total expenses	7,327,354
Less reduction to custodian expenses	(433)
Less waivers and reimbursements of expenses	(67,144)

Net expenses	7,259,777

Net Investment Loss	(324,339)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	11,645,942
Foreign currency transactions	(298,165)

Net realized gain	11,347,777

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(41,141,342)
Translation of assets and liabilities denominated in foreign currencies	(40,728)

Net change in unrealized appreciation/depreciation	(41,182,070)

Net Decrease in Net Assets Resulting from Operations	$(30,158,632)

See accompanying Notes to Financial Statements.

20       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2018	Year Ended August 31, 2017

Operations
Net investment loss	$(324,339)	$(611,545)

Net realized gain (loss)	11,347,777	(5,062,618)

Net change in unrealized appreciation/depreciation	(41,182,070)	54,232,478

Net increase (decrease) in net assets resulting from operations	(30,158,632)	48,558,315

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(197,910)	—
Class C	—	—
Class I	(158,922)	—
Class R	(3,421)	—
Class Y	(823,021)	—

	(1,183,274)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	18,406,177	7,257,912
Class C	10,170,178	6,089,056
Class I	89,051,985	13,671,254
Class R	3,736,385	1,392,693
Class Y	104,621,163	2,316,762

	225,985,888	30,727,677

Net Assets
Total increase	194,643,982	79,285,992

Beginning of period	335,238,361	255,952,369

End of period (including accumulated net investment loss of $1,812,351 and $1,618,901, respectively)	$529,882,343	$335,238,361

See accompanying Notes to Financial Statements.

21 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.67	$8.87	$8.22	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.02)	(0.03)	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss)	(0.25)	1.83	0.68	(1.67)	(0.09)

Total from investment operations	(0.27)	1.80	0.65	(1.69)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	0.00	0.00	(0.01)	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.02)	0.00	0.00	(0.02)	0.00

Net asset value, end of period	$10.38	$10.67	$8.87	$8.22	$9.93

Total Return, at Net Asset Value[4]	(2.52)%	20.29%	7.91%	(17.10)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,641	$84,324	$64,713	$41,993	$60,956

Average net assets (in thousands)	$111,837	$65,566	$55,666	$61,498	$56,084

Ratios to average net assets:[5]
Net investment income (loss)	(0.18)%	(0.35)%	(0.31)%	(0.21)%	1.37%
Expenses excluding specific expenses listed below	1.70%	1.77%	1.75%	1.71%	1.75%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.70%[7]	1.77%[7]	1.75%[7]	1.71%[7]	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.70%	1.71%	1.70%	1.65%

Portfolio turnover rate	24%	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.71%
Year Ended August 31, 2017	1.78%
Year Ended August 31, 2016	1.76%
Year Ended August 31, 2015	1.72%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class C	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.42	$8.74	$8.16	$9.92	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.10)	(0.10)	(0.09)	(0.08)	(0.00)[4]
Net realized and unrealized gain (loss)	(0.23)	1.78	0.67	(1.67)	(0.08)

Total from investment operations	(0.33)	1.68	0.58	(1.75)	(0.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.01)	0.00

Net asset value, end of period	$10.09	$10.42	$8.74	$8.16	$9.92

Total Return, at Net Asset Value[5]	(3.17)%	19.22%	7.24%	(17.80)%	(0.80)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,156	$30,168	$19,616	$10,795	$2,987

Average net assets (in thousands)	$39,496	$22,635	$15,335	$7,615	$1,591

Ratios to average net assets:[6]
Net investment loss	(0.94)%	(1.11)%	(1.10)%	(0.88)%	(0.31)%
Expenses excluding specific expenses listed below	2.46%	2.52%	2.50%	2.69%	2.56%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	2.46%[8]	2.52%[8]	2.50%[8]	2.69%[8]	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.45%	2.50%	2.49%	2.50%	2.42%

Portfolio turnover rate	24%	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	2.47%
Year Ended August 31, 2017	2.53%
Year Ended August 31, 2016	2.51%
Year Ended August 31, 2015	2.70%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.82	$8.96	$8.26	$9.94	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.03	0.03	0.06	0.05	0.03
Net realized and unrealized gain (loss)	(0.25)	1.83	0.64	(1.70)	(0.09)

Total from investment operations	(0.22)	1.86	0.70	(1.65)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.06)	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$10.54	$10.82	$8.96	$8.26	$9.94

Total Return, at Net Asset Value[4]	(2.06)%	20.89%	8.35%	(16.68)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,736	$23,879	$7,332	$102	$10

Average net assets (in thousands)	$49,969	$11,916	$2,128	$64	$11

Ratios to average net assets:[5]
Net investment income	0.26%	0.30%	0.65%	0.54%	1.58%
Expenses excluding specific expenses listed below	1.29%	1.32%	1.33%	1.60%	1.41%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.29%[7]	1.32%[7]	1.33%[7]	1.60%[7]	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.24%	1.25%	1.17%

Portfolio turnover rate	24%	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.30%
Year Ended August 31, 2017	1.33%
Year Ended August 31, 2016	1.34%
Year Ended August 31, 2015	1.61%

See accompanying Notes to Financial Statements.

24       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class R	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.59	$8.83	$8.20	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.05)	(0.05)	(0.05)	(0.03)	0.00[4]
Net realized and unrealized gain (loss)	(0.24)	1.81	0.68	(1.69)	(0.07)

Total from investment operations	(0.29)	1.76	0.63	(1.72)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	0.00	0.00	(0.01)	0.00

Net asset value, end of period	$10.29	$10.59	$8.83	$8.20	$9.93

Total Return, at Net Asset Value[5]	(2.77)%	19.93%	7.68%	(17.38)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,884	$3,606	$1,692	$966	$127

Average net assets (in thousands)	$6,023	$2,336	$1,253	$555	$47

Ratios to average net assets:[6]
Net investment income (loss)	(0.45)%	(0.55)%	(0.60)%	(0.36)%	0.07%
Expenses excluding specific expenses listed below	1.97%	2.03%	2.02%	2.24%	2.05%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	1.97%[8]	2.03%[8]	2.02%[8]	2.24%[8]	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	2.00%	2.00%	2.00%	1.93%

Portfolio turnover rate	24%	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.98%
Year Ended August 31, 2017	2.04%
Year Ended August 31, 2016	2.03%
Year Ended August 31, 2015	2.25%

See accompanying Notes to Financial Statements.

25       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.75	$8.92	$8.24	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.01	(0.01)	(0.00)[4]	0.01	0.01
Net realized and unrealized gain (loss)	(0.25)	1.84	0.68	(1.68)	(0.07)

Total from investment operations	(0.24)	1.83	0.68	(1.67)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	0.00	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.04)	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$10.47	$10.75	$8.92	$8.24	$9.94

Total Return, at Net Asset Value[5]	(2.23)%	20.52%	8.25%	(16.92)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$281,465	$193,261	$162,599	$68,697	$12,062

Average net assets (in thousands)	$253,099	$153,808	$128,076	$38,619	$6,734

Ratios to average net assets:[6]
Net investment income (loss)	0.06%	(0.10)%	(0.03)%	0.14%	0.38%
Expenses excluding specific expenses listed below	1.46%	1.52%	1.50%	1.72%	1.59%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	1.46%[8]	1.52%[8]	1.50%[8]	1.72%[8]	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.40%

Portfolio turnover rate	24%	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.47%
Year Ended August 31, 2017	1.53%
Year Ended August 31, 2016	1.51%
Year Ended August 31, 2015	1.73%

See accompanying Notes to Financial Statements.

26       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2018

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

27       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

28 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$22,303,674	$38,981,543

1. At period end, the Fund had $20,932,197 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $285,535 of post-October foreign currency losses which were deferred.

3. The Fund had $1,085,942 of post-October passive foreign investment company losses which were deferred.

4. During the reporting period, the Fund utilized $12,158,078 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

29 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$1,366,618	$1,314,163	$52,455

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary income	$1,183,274	$—

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$490,924,901
Federal tax cost of other investments	1,131,354

Total federal tax cost	$492,056,255

Gross unrealized appreciation	$98,812,577
Gross unrealized depreciation	(59,831,034)

Net unrealized appreciation	$38,981,543

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day

30 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not

31       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$34,101,800	$96,529,805	$—	$130,631,605
Consumer Staples	5,629,766	39,493,625	—	45,123,391
Financials	7,186,293	63,177,475	—	70,363,768
Health Care	7,903,049	71,583,636	—	79,486,685
Industrials	9,938,782	27,100,596	—	37,039,378
Information Technology	24,003,228	90,035,783	—	114,039,011
Materials	—	15,368,297	—	15,368,297
Preferred Stock	3,131,444	—	—	3,131,444
Investment Company	34,995,262	—	—	34,995,262

Total Assets	$126,889,624	$403,289,217	$—	$530,178,841

Forward currency exchange contracts and futures contracts, if any, are reported at their

32       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

33 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

34 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	6,491,611	$74,827,295	4,263,685	$40,141,206
Dividends and/or distributions reinvested	17,794	197,154	—	—
Redeemed	(5,008,718)	(56,618,272)	(3,653,512)	(32,883,294)

Net increase	1,500,687	$18,406,177	610,173	$7,257,912

Class C
Sold	1,727,382	$19,365,900	1,261,934	$11,564,282
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(839,009)	(9,195,722)	(612,702)	(5,475,226)

Net increase	888,373	$10,170,178	649,232	$6,089,056

Class I
Sold	8,020,236	$91,304,613	1,481,536	$14,514,625
Dividends and/or distributions reinvested	13,686	153,282	—	—
Redeemed	(209,593)	(2,405,910)	(93,129)	(843,371)

Net increase	7,824,329	$89,051,985	1,388,407	$13,671,254

Class R
Sold	449,968	$5,094,935	179,831	$1,675,204
Dividends and/or distributions reinvested	310	3,408	—	—
Redeemed	(121,838)	(1,361,958)	(30,846)	(282,511)

Net increase	328,440	$3,736,385	148,985	$1,392,693

35 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount

Class Y
Sold	14,401,215	$166,676,312	7,981,978	$75,061,814
Dividends and/or distributions reinvested	73,150	814,890	—	—
Redeemed	(5,562,480)	(62,870,039)	(8,238,836)	(72,745,052)

Net increase (decrease)	8,911,885	$104,621,163	(256,858)	$2,316,762

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$317,203,807	$104,116,823

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	1.15%
Next $500 million	1.10
Next $4 billion	1.05
Over $5 billion	1.00

The Fund’s effective management fee for the reporting period was 1.15% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

36 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed

37       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2018	$109,123	$8,241	$4,862	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.70% for Class A shares, 2.50% for Class C shares, 1.25% for Class I shares, 2.00% for Class R shares and 1.45% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$864
Class I	15,604
Class Y	2,213

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, I, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$4,685
Class C	1,678
Class R	225
Class Y	10,413

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the

38       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

8. Fees and Other Transactions with Affiliates (Continued)

indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $31,462 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

39       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Emerging Markets Innovators Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Innovators Fund (the “Fund”), including the statement of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four year period then ended and the period from June 30, 2014 (commencement of operations) through August 31, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended and the period from June 30, 2014 (commencement of operations) through August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

October 25, 2018

40       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,518,229 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

41       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees, Trustee (since 2014) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2014) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (career services) (March 2015-November 2016), Director of

43       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2014) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

44       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Joel W. Motley, Trustee (since 2014) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2014) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

45       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 106 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Leverenz, Mss. Heikenfeld, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281- 1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

46       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Justin Leverenz, Vice President (since 2014) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs (2002-2004); Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) (1993-1995) and (1997-2000), respectively. Portfolio manager at Martin Currie Investment Management (1995-1997).

Heidi Heikenfeld, Vice President (since 2014) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2011) and Director of Equity Research with the Sub-Adviser (since December 2012). Member of the Sub- Adviser’s Developing Markets Team (January 2013). Senior Research Analyst (2008- 2012), Research Analyst (2002-2008), and a Bond Analyst with the Sub- Adviser (2000-2002).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

47       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

48       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service. • Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

50 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

51       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1607.001.0818 October 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $26,800 in fiscal 2018 and $26,200 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $3,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $292,986 in fiscal 2018 and $289,000 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, incremental, and additional, audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $11,009 in fiscal 2018 and $12,075 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $528,317 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $837,387 in fiscal 2018 and $829,392 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/19/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/19/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	10/19/2018